UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2018

WPCS INTERNATIONAL INCORPORATED

(Exact name of Registrant as specified in its charter)

Delaware	001-34643	98-0204758
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 Railroad Avenue Suisun City, California	94585
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code (707) 432-1300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

As previously disclosed, on January 17, 2018, WPCS International Incorporated (“WPCS”) convened and adjourned its special meeting of stockholders without any business being conducted to allow additional time for stockholders to vote on the proposals set forth in the WPCS proxy statement/ prospectus/ information statement dated December 14, 2017 and filed with the U.S. Securities and Exchange Commission on December 18, 2017 (the “Proxy Statement”). The special meeting was adjourned to January 30, 2018 at 9:30 a.m., Eastern Standard Time, at the same location, Morse, Zelnick, Rose & Lander, LLP, located at 825 Third Avenue, 16th Floor, New York, NY 10022.

At the reconvened Special Meeting of Stockholders of WPCS held on January 30, 2018 (the “Meeting”), the stockholders of WPCS voted as set forth below on the following proposals, each of which is described in detail in the Proxy Statement.

At the Meeting, 3,902,173 shares, or approximately 58.52%, of the outstanding WPCS common stock entitled to vote, were represented by proxy or in person.

The final voting results for each matter submitted to a vote of WPCS’ stockholders are as follows:

Proposal 1. Approval of the Merger Agreement and the transactions contemplated thereby.

For	Against	Abstain	Broker Non-Votes
3,815,440	75,971	10,762	0

Proposal 2. Approval of an amendment to the WPCS Charter changing the WPCS corporate name to “DropCar, Inc.”

For	Against	Abstain	Broker Non-Votes
3,827,704	65,103	9,366	0

Proposal 3. Approval of an amendment to the WPCS Charter effecting a reverse stock split of WPCS’ issued and outstanding common stock within a range of every 1.5 to 10 shares (or any number in between) of outstanding WPCS common stock being combined and reclassified into one share of WPCS common stock.

For	Against	Abstain	Broker Non-Votes
3,473,880	401,403	26,890	0

Proposal 4. Approval of amendments to the Plan to, among other things, increase the total number of shares of WPCS common stock currently available for issuance under the Plan by 6,450,000 shares, prior to giving effect to any reverse stock split to be effected in connection with the Merger.

For	Against	Abstain	Broker Non-Votes
3,445,352	412,990	43,831	0

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Proposal 5. Approval of an adjournment of the Meeting, if necessary, to solicit additional proxies if there are insufficient votes in favor of the proposals above.

For	Against	Abstain
3,661,759	214,145	26,269

Such adjournment was deemed unnecessary as proposals 1 through 4 were approved.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPCS International Incorporated

Dated: January 30, 2018

	By:	/s/ David Allen
David Allen, Chief Financial Officer

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